Exhibit 99.1

GENESCO STRENGTHENS BOARD WITH APPOINTMENTS OF THREE NEW INDEPENDENT DIRECTORS

•	Angel Martinez, Former Chairman and CEO of Deckers Brands; Mary Meixelsperger, CFO of Valvoline and Former CFO of DSW; and Greg Sandfort, Former CEO of Tractor Supply Company, Join Genesco’s Board

•	Directors Kathleen Mason and Marty Dickens to Retire

•	Changes Reflect Genesco’s Commitment to Ongoing Board Refreshment

•	Board Recommends Shareholders Vote FOR All of Genesco’s Nominees

•	Company Intends to File Preliminary Proxy Statement in Connection with 2021 Annual Meeting of Shareholders

•	Encourages Shareholders to Visit www.GenescoDrivingValue.com for Important Information Related to Genesco’s 2021 Annual Meeting

NASHVILLE, Tenn., May 21, 2021 – Genesco Inc. (NYSE: GCO) (“Genesco” or the “Company”) today announced the appointments of three new independent directors, former Chairman and Chief Executive Officer of Deckers Brands, Angel Martinez; Chief Financial Officer of Valvoline Inc. and former Chief Financial Officer of DSW Inc., Mary Meixelsperger; and former Chief Executive Officer of Tractor Supply Company, Greg Sandfort, to the Genesco Board of Directors, effective immediately.

Current directors Kathleen Mason and Marty Dickens will retire from the Board at the start of Genesco’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”), at which time the Board will be comprised of nine directors. These updates and changes are part of Genesco’s ongoing Board refreshment program and align with its commitment to diversity and new perspectives. Following the Annual Meeting, a majority of Genesco’s directors will have been appointed since 2019, four of Genesco’s dedicated and longer-serving directors will have retired over the same period, and the average tenure on the Board will be five years. These changes strengthen the skillset, enhance the diversity, and substantially reduce the average tenure of Genesco’s Board.

Matthew Diamond, Genesco’s Lead Independent Director and Chair of the Board’s Nominating and Governance Committee, said, “Genesco is committed to maintaining a highly engaged, independent Board, and we regularly evaluate Board composition to ensure it reflects the right mix of skills and experience to help support the Company’s future direction and continued growth. Since last fall, we have intensified our Board development process and have been considering and evaluating potential candidates, including John Lambros whom we added to the Board in October. As part of this ongoing effort, we are thrilled to welcome Angel, Mary and Greg to the Board, all of whom bring years of public company leadership and deep expertise in the retail sector, including footwear, having managed and optimized successful brand portfolios and driven significant value creation at their respective companies. On behalf of the Board, I’d like to thank Kathleen and Marty for their service, dedication and commitment to Genesco and all of our stakeholders. Their unwavering support and contributions over the years have been immeasurable, and we know they will remain part of our Genesco family.”

Mimi Vaughn, Board Chair, President and CEO of Genesco, added, “I am also delighted to welcome Angel, Mary and Greg to Genesco, three seasoned retail and brand executives who bring tremendous knowledge and experience into the boardroom and whose perspectives will be invaluable as we work to accelerate Genesco’s transformation as a footwear focused company and capitalize on synergies to drive growth and profitability across our portfolio. At a unique and dynamic time in the retail industry, we are proud to bring on directors of their caliber and look forward to their many contributions. I’d also like to extend my sincere thanks and appreciation to Kathleen and Marty, who have been exemplary directors and have given so much to Genesco. They have both played an instrumental role in the success of the company, and their collaboration and guidance will be greatly missed.”

Among other skillsets as a former CEO, Mr. Martinez brings expertise in business transformation, corporate strategy, product and marketing innovation and an esteemed track record of recognizing and shaping trends with multiple brands in the footwear industry over his 40-plus year career. Mr. Martinez said, “Genesco’s management team and Board have developed a strong footwear focused strategy that has positioned the Company extremely well to succeed in a complex and ever-changing environment. I am excited to be joining the Board and to be part of Genesco’s continued evolution.”

Ms. Meixelsperger brings to Genesco a wealth of experience in capital allocation, finance, accounting, portfolio optimization, regulatory reporting, treasury, financial planning and analysis, risk management, business development, strategic planning and information technology stemming from her tenures as CFO of multiple private and public companies. Ms. Meixelsperger said, “Genesco’s well-positioned and diverse retail portfolio, paired with the Company’s shared operations, technology and services, present compelling omni-channel growth prospects that I believe will continue to drive strong financial performance. I am thrilled to join the Genesco Board at this exciting time for the Company.”

With a career spanning over 40 years, Mr. Sandfort has held a number of senior executive positions in the retail industry and brings a depth of knowledge of all facets of strategic growth, shareholder value creation and the business, including merchandising, marketing, brand management, operations, strategic planning, human capital and resource management and logistics. Mr. Sandfort said, “I am pleased to join Genesco’s Board alongside an experienced and diverse set of directors and look forward to collaborating with Mimi and her team to build on their progress and momentum coming out of the pandemic. Genesco’s commitment to product innovation, to building deep customer relationships, and to investing in future growth make this a unique and desirable company to join.”

In addition to Ms. Meixelsperger and Messrs. Martinez and Sandfort, six of Genesco’s incumbent directors, who collectively bring significant leadership experience, financial, strategic and retail expertise, and track records of building enduring brands and creating sustainable value for shareholders, will stand for reelection at the Company’s Annual Meeting.

These incumbent directors include:

•	Mimi Vaughn, President, CEO and Board Chair since 2020 and a driving force in leading Genesco’s long-term footwear focused strategy;

•

Matthew Diamond, Lead Independent Director since 2019 and an investor, entrepreneur and operator, has managed some of the largest retail and media youth brands of the last 25 years, such as Delia’s, “Gossip Girl,” and Channel One Media, driven creative youth-oriented marketing and brand innovations and has deep digital media expertise;

•

Joanna Barsh, Chair of the Compensation Committee, Senior Partner Emeritus at global consulting firm McKinsey & Company with strategic, retail, consumer and organization performance expertise, and a respected advocate for women in the workplace;

•	John Lambros, an active advisor to and operator in the digital media and emerging technology markets, with deep experience in M&A, recapitalizations, debt offerings and other transactions;

•

Thurgood Marshall, Jr., an expert in corporate governance, ethics and risk management who brings extensive government and private sector experience and plays a central role in Genesco’s diversity initiatives and stakeholder relations oversight; and

•

Kevin McDermott, Chair of the Audit Committee with significant experience in auditing and SEC reviews as well as business financial planning, having retired as Partner at KPMG after serving at the firm for 33 years.

With the nomination of Genesco’s nine-member slate, the Board has the skills and qualifications that best enable it to oversee and support the implementation of the Company’s footwear focused strategy, including diversity in professional and personal experience, background, race, gender and age, which promote fresh perspectives and new ideas. Collectively, the Board has deep experience in areas critical to enhancing oversight and bolstering Genesco’s business, such as: retail and specialty retail, e-commerce, branding and marketing, C-Suite leadership, public company board expertise, financial literacy and accounting, capital allocation, digital and omni-channel marketing, technological expertise, supply chain management, operations and strategy, portfolio management, navigating business transformations, human capital management, corporate governance and ethics, risk oversight, regulatory affairs and experience with M&A, joint ventures, divestitures and other corporate transactions. The Board is well positioned to serve the short and long-term needs of the Company and its shareholders in the rapidly evolving retail industry.

Response to Legion Partners’ Nominees

In addition, after careful consideration and due diligence from Genesco’s Board and Nominating and Governance Committee, the Board has unanimously determined not to nominate any of the seven candidates assembled by Legion Partners Asset Management, LLC (“Legion”). The Committee noted, among other concerns, that Legion’s candidates lack the relevant skills, experience, track records and leadership to serve on Genesco’s Board. Throughout Genesco’s Board refreshment process, which intensified last year prior to Legion’s recent investment and current campaign, the Company has repeatedly offered Legion an opportunity to participate but Legion has consistently rebuffed Genesco’s efforts to engage constructively and has repeatedly pressed Genesco to replace a majority of its Board at this year’s Annual Meeting. Legion has also declined to engage with Genesco about Legion’s director candidates or their slate’s qualifications, nor would Legion allow their candidates to be interviewed, including by the internationally recognized global leadership advisory firm Egon Zehnder, which has been supporting the Board’s self-assessment, board development and potential nominee review process.

Filing of Preliminary Proxy Statement

The Company also intends today to file its preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with Genesco’s Annual Meeting. The date of the Annual Meeting has not yet been scheduled. Information related to the Annual Meeting can be found at www.GenescoDrivingValue.com. Shareholders and other interested parties are encouraged to register on the site to receive real-time updates. Additional materials and information will be published as they become available. Detailed information about Genesco’s director nominees will be included in the Company’s preliminary proxy statement.

Bank of America Securities is serving as financial advisor to the Company and Wachtell, Lipton, Rosen & Katz and Bass, Berry & Sims PLC are serving as legal advisors.

About Angel Martinez

Mr. Martinez most recently served as chief executive officer of Deckers Brands (NYSE: DECK) from 2005 until his retirement in 2016, during which he oversaw revenue growth of 600%+ and EBITDA growth of 340%+ through his last fiscal year, while share price increased by over 350% over his tenure at Deckers. During this time, Deckers, best known for its iconic brands including UGG, HOKA, Teva, Sanuk and Koolaburra, was named “Company of the Year” by Footwear News and Footwear Plus and named “Best Places to Work” by Outside Magazine in five separate years. While at Deckers, Mr. Martinez helped grow its investments in its direct-to-consumer platform and enhanced its omni-channel capabilities allowing Deckers to increasingly engage existing and prospective consumers in a more connected environment. Mr. Martinez previously served as President and CEO of The Rockport Company, where he successfully directed the development and global implementation of a product and marketing program dedicated to broadening the brand franchise to a younger consumer, as well as achieving significant sales and profit increases. Earlier in his career, Mr. Martinez served as Executive Vice President and Chief Marketing Officer of the Reebok portfolio of brands, where as an early employee, his vision was instrumental in the creation of the Reebok Brand worldwide. Mr. Martinez has experience serving on public company boards, including as a director of Tupperware Brands Corporation from 1998 to 2020 and Chairman of the Board of Deckers Brands from 2008 to 2017.

About Mary Meixelsperger

Ms. Meixelsperger has served as Chief Financial Officer of Valvoline Inc. (NYSE: VVV) since 2016, where she is responsible for Valvoline’s global financial and information technology organizations. During her tenure, Valvoline’s retail footprint has grown by almost 50% and system-wide retail sales have almost doubled. Ms. Meixelsperger played a key role in Valvoline’s successful IPO, leading efforts to implement standalone public reporting processes and procedures, and she led the development of a three-year information technology strategic roadmap. From May 2014 to June 2016 Ms. Meixelsperger served as Senior Vice President and Chief Financial Officer of DSW Inc. (NYSE: DBI), a leading branded footwear and accessories omni-channel retailer that operates over 500 stores in the U.S., as well as DSW.com, a fully managed e-commerce site. At DSW, Ms. Meixelsperger played a key role in the development of omni-channel demand and fulfillment reporting to drive greater understanding of profitability by fulfillment source at DSW. Prior to DSW, she served as Chief Financial Officer, Controller and Treasurer at Shopko Stores, where she led successful business growth for the $3 billion retailer. She began her career in public accounting at Arthur Young and Co.

About Greg Sandfort

Most recently, Mr. Sandfort served as Chief Executive Officer of Tractor Supply Company (Nasdaq: TSCO) from May 2016 to January 2020 and as President and Chief Executive Officer of Tractor Supply from December 2012 to May 2016, where he oversaw revenue growth of 100%+ and EBITDA growth of 150%+ through his last fiscal year, while share price increased by over 100% over his tenure at Tractor Supply. Mr. Sandfort played a critical role in implementing Tractor Supply’s ONETractor initiative, an omni-channel strategy that helped Tractor Supply significantly outperform the industry. Prior to joining Tractor Supply, Mr. Sandfort served as President and Chief Operating Officer at Michaels Stores, Inc. Mr. Sandfort has experience serving on public company boards, including as lead director at WD-40 since 2020 (director since 2011) and as a director at Kirkland’s from 2017 to 2019.

About Genesco Inc.

Genesco Inc., a Nashville-based specialty retailer and branded company, sells footwear and accessories in more than 1,455 retail stores throughout the U.S., Canada, the United Kingdom and the Republic of Ireland, principally under the names Journeys, Journeys Kidz, Little Burgundy, Schuh, Schuh Kids, Johnston & Murphy, and on internet websites www.journeys.com, www.journeyskidz.com, www.journeys.ca, www.littleburgundyshoes.com, www.schuh.co.uk, www.johnstonmurphy.com, www.johnstonmurphy.ca, www.nashvilleshoewarehouse.com, and www.dockersshoes.com. In addition, Genesco sells footwear at wholesale under its Johnston & Murphy brand, the licensed Levi’s brand, the licensed Dockers brand, the licensed Bass brand, and other brands. For more information on Genesco and its operating divisions, please visit www.genesco.com.

Forward-Looking Statements

This release contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, additional stores closures due to COVID-19, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Important Additional Information and Where to Find It

Genesco intends to file preliminary and definitive proxy statements (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. Securities and Exchange Commission (the “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and Genesco’s definitive proxy statement for the 2020 annual meeting of Genesco shareholders, filed with the SEC on May 15, 2020. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting of Genesco shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Genesco’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available.

Media Contacts

Claire S. McCall

cmccall@genesco.com

(615) 308-2483

Or

Jared Levy / Danya Al-Qattan

Sard Verbinnen & Co

Genesco-SVC@sardverb.com

Investor Contacts

Tom George

tgeorge@genesco.com

(615) 367-7465

Or

David Slater

dslater@genesco.com

(615) 367-7604